Exhibit 99.1

KBS, a Subsidiary of Digirad Corporation, Announces Signing of Phase 2 of its Previously Announced $5.2 Million Contract to Manufacture Multi-Family Housing Units for U.S. Army

Possible Phase 3 Would Increase Total Project Revenue to $6.7 million

SUWANEE, Ga – July 20, 2020 – Digirad Corporation (Nasdaq: DRAD; DRADP) (“Digirad” or the “Company”), a diversified holding company with three divisions: Healthcare, Building & Construction, and Real Estate & Investments, announced today that KBS Builders, Inc. (“KBS”) has signed Phase 2 of its previously announced $5.2 million project with Tocci Building Corporation (“Tocci”), a Massachusetts-based general contractor and construction management company.

For Phase 2 of this project, valued at $4.4 million, KBS will manufacture 84 building modules. Phase 1, valued at $0.8 million for the manufacturing of 14 building modules, commenced in June. This $5.2 million project in total will result in the production of 22 single-family and townhouse units for the U.S. Army Natick Soldier Systems Center in Natick, MA. Deliveries for both phases are expected to be completed before the end of the year. All 98 modular units are being manufactured at KBS’s plant in South Paris, ME, which has a production capacity of 500 to 600 building modules per year. As previously announced, the federal government may exercise its option for Phase 3, which would increase the total project size by an additional 26 building modules and 6 living units, bringing the total potential project revenue for KBS to $6.7 million.

Jeff Eberwein, Digirad’s Chairman, noted, “KBS started the third quarter on a strong note with the recent commencement of two significant commercial projects – the $5.2 million contract to manufacture living units for the U.S. Army and the $2.0 million contract to manufacture housing units for military veterans. Additionally, KBS continues to be involved in discussions on numerous other commercial construction projects for the New England market that we expect will be awarded later this year. KBS recently increased its work force by over 20% to meet the higher manufacturing requirements for these two commercial projects as well as the future growth we expect. Furthermore, if KBS grows as expected in 2020, it will explore re-opening its Oxford, Maine plant, which we believe is capable of producing an additional 500 to 600 building modules per year at full capacity.”

About Digirad Corporation

Digirad Corporation is a diversified holding company with three divisions: Healthcare, Building & Construction, and Real Estate & Investments.

Healthcare Division (Digirad Health)

Digirad Health designs, manufactures, and distributes diagnostic medical imaging products and services.  Digirad Health operates in three businesses: Diagnostic Imaging, Diagnostic Services, and Mobile Healthcare. The Diagnostic Imaging business designs, manufactures, and sells proprietary solid-state gamma cameras. It also services the installed base of these proprietary cameras. The Diagnostic Services business offers imaging and monitoring services to healthcare providers as an alternative to purchasing equipment or outsourcing procedures.  The Mobile Healthcare business provides contract diagnostic imaging, including computerized tomography (“CT”), magnetic resonance imaging (“MRI”), positron emission tomography (“PET”), PET/CT, and nuclear medicine and healthcare expertise through a convenient, mobile service.

Building & Construction Division (ATRM)

ATRM Holdings, Inc. (“ATRM”) manufactures modular housing units for commercial and residential real estate projects. ATRM operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply retail operations. The modular building manufacturing business is operated by KBS Builders, Inc. (“KBS”), the structural wall panel and wood foundation manufacturing segment is operated by EdgeBuilder, Inc. (“EdgeBuilder”), and the retail building supplies are sold through Glenbrook Building Supply, Inc. (“Glenbrook”). KBS, EdgeBuilder, and Glenbrook are all wholly-owned subsidiaries of ATRM, which is a wholly-owned subsidiary of Digirad.

Real Estate & Investments Division

This business division manages the Company’s real estate assets and investments.

Forward-Looking Statements Disclaimer Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Digirad Corporation or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.   Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over.  Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties.  Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company’s inability to expand the Company’s business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, including to successfully integrate ATRM’s operations and realize the synergies from the acquisition of ATRM, as well as factors related to the Company’s business (including ATRM) including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services.  For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Digirad Corporation	The Equity Group
Jeffrey E. Eberwein	Lena Cati
Chairman of the Board	The Equity Group
203-489-9501	212-836-9611
ir@digirad.com	lcati@equityny.com